KOCH
KOCH NITROGEN COMPANY
4111 E. 37th St. N. Wichita, Ks 67220
Tel: 316-828-8778 Fax: 316-828-4084
 Contract #
July 1st, 2006

To:  Paul Rydlund    Fax: 405-236-0728

From: Todd Minnihan    Fax: 316-828-4084

Re: PURCHASE OF UREA-AMMONIUM NITRATE SOLUTION
______________________________________________________________________________

PURCHASE CONFIRMATION

Koch Nitrogen Company is pleased to confirm our purchase of urea-ammonium nitrate solution (“UAN”) as per the following terms and conditions:

Buyer:      Koch Nitrogen Company
               4111 East 37th Street North
          Wichita, KS 67220

Seller:          Cherokee Nitrogen
P.O. Box 250
1080 Industrial Drive
Cherokee, AL 35616-0250

Product:     32% urea-ammonium nitrate solution (“UAN 32%”); provided, if requested by Buyer in writing, Seller will provide to Buyer 28% urea-ammonium nitrate solution (“UAN 28%”). Unless the context otherwise requires, the terms UAN 32% and UAN 28% shall collectively be referred as Product.
Seller’s
Facility:      Seller will produce and supply all Product from its production unit located at Seller’s Cherokee, Alabama facility.

Quality:      Product specifications for UAN 32%:

Total Nitrogen, weight %          32.0 % minimum
Free Ammonia, weight %          <0.1%
Salt-Out Temperature            32 degrees F or lower
                Inhibitor (GE-Betz UAN 9764)       50 ppm minimum
pH                        6.5 to 7.2
Specific Gravity @ 60 Degrees F  1.32
Appearance                  Clear

PORTIONS OF THIS DOCUMENT HAVE BEEN OMITTED FROM THIS PUBLIC FILING PURSUANT TO A REQUEST BY THE COMPANY FOR CONFIDENTIAL TREATMENT BY THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION FOR PURPOSES OF SUCH REQUEST.

Product specifications for UAN 28%:

Total Nitrogen, weight %    28.0 % minimum
Free Ammonia, weight %          <0.1%
Salt-Out Temperature             0 degrees F or lower
                Inhibitor (GE-Betz UAN 9764)        50 ppm minimum
pH                       6.5 to 7.2
Specific Gravity @ 60 Degrees F  1.32
Appearance                  Clear

Term:    July 1, 2006 to June 30, 2007, except as otherwise terminated by Buyer as described in the section titled “Buyout Option” below.

Quantity:   6,000 short tons per calendar month. at Buyers sole discretion, the monthly quantity can be increased to 8,000 short tons per calendar month, with notice in writing no less than 30 days prior to the beginning of the calendar month. Any quantity less than 6,000 or greater than 8,000 short tons per calendar month shall be mutually agreed to by Buyer and Seller in writing.

Exclusive
Rights:         Buyer will have the exclusive right to purchase and market one hundred percent (100%) of the UAN produced by Seller at Seller’s Facility, except for the following: (i) direct sales by Seller for railcar deliveries into Alabama and Georgia, and (ii) truck shipments by Seller from Seller’s Facility; provided the quantity of Seller’s UAN production available for such truck shipments shall not exceed 5,000 short tons per calendar month on average during the Term. If Seller elects not to maintain the marketing rights described in (i) or (ii) of the preceding sentence, then the rights not so maintained by Seller shall automatically revert to Buyer.

Delivery:      F.O.B. Seller’s Facility loaded by Seller into railcars and/or barges supplied by Buyer.

Prices:      (A) UAN 32% Price: - F.O.B Seller’s Facility, $ per short ton = (Ammonia Cost ***)

Where,
1) Ammonia Cost, $ per short ton = ***
2) ***
3) ***

*** Index Price”): The *** Index Price shall mean *** Index Price reported for the corresponding month which the Quantity of Product is to be produced by Seller. The ***

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING PURSUANT TO A REQUEST BY THE COMPANY FOR CONFIDENTIAL TREATMENT BY THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION FOR PURPOSES OF SUCH REQUEST.

***Index Price for such month will apply for the entire monthly Quantity to be produced by Seller regardless of the month the Product is actually delivered by Buyer to Seller. For example, if Product was agreed to be produced during the month of June 2005, the corresponding month would be June 2005, the table would be dated June 2005, the publication would be dated June 2005, and the *** Index Price would be *** per MMBtu.

The current *** Fee is based upon a) the current published pipeline tariff for the ***, b) the applicable fuel rate for the *** Index Price, c) the negotiated pipeline tariff for the *** and d) taxes. The *** Fee is subject to changes as the costs constituting the *** Fee may change. Seller shall promptly notify Buyer in writing of, and provide all documentation reasonably requested by Buyer related to, any such change to the *** Fee.

The current published pipeline tariff (a) is ***/MMBTU transportation demand and ***/MMBTU transportation usage.

The current applicable fuel rate for *** INDEX Price is *** Index Price multiplied by ***.

The current *** tariff is ***/MMBTU.

Taxes are currently $0.07/MMBTU.

For example, the current *** Fee at a *** Index Price of ***/MMBTU is ***

During any given calendar month of production of Product, Seller will purchase the necessary quantity of gas required to produce the Quantity of Product stipulated in the Quantity section above, unless an alternative Quantity of Product has been agreed to by Buyer and Seller in writing at least seven (7) days prior to the beginning of such month.

Example of UAN 32% Price calculation:
1)	***
2)	***
3)	***
4)	UAN 32% Price = ***

(B)  UAN 28% Price: = UAN 32% Price per short ton multiplied by ***.

Example of 28% Price calculation:
1)	UAN 32% Price = *** per short ton
2)	UAN 28% Price = *** = *** per short ton.

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING PURSUANT TO A REQUEST BY THE COMPANY FOR CONFIDENTIAL TREATMENT BY THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION FOR PURPOSES OF SUCH REQUEST.

(C) UAN with Low Nitrogen Content: If the nitrogen content of the (i) UAN 32% is less than 31.8 percent (31.8%) or (ii) UAN 28% is less than 27.8 percent (27.8%) (in either case, “Low Nitrogen Content”), the Price, at Buyer’s sole option, will be reduced by Seller on a pro-rata basis based on the actual nitrogen content and the minimum specification of UAN 32% or UAN 28%, as applicable.

Example of 32% Price Adjustment Due to Low Nitrogen Content:
1)	Price for UAN 32% per formula = *** per short ton.
2)	Actual Nitrogen content of 31.5%.
3) Adjusted Price = *** x [1-(31.8-31.5)/31.8] = *** per short ton

Example of 28% Price Adjustment Due to Low Nitrogen Content:
1)	Price for UAN 28% per formula = *** per short ton.
2)	Actual Nitrogen content of 27.5%.
3) Adjusted Price = *** x [1-(27.8-27.5)/27.8] = *** per short ton

Shortfall:   In the event Seller is unable or unwilling to produce Product (even if caused by Force Majeure), whereby Seller does not have enough Product to deliver or sell the agreed to monthly Quantity to Buyer (a “Shortfall”), then (i) eighty percent (80%) of the available Product in inventory at Seller’s Facility shall be allocated for Buyer, regardless of Seller’s own sales commitments to other persons or entities, and (ii) Buyer shall have the option (in addition to its other available remedies at law or in equity) to either (i) take delivery of the Shortfall during any of the following month(s) during the Term with the Shortfall having a Price based on the month’s gas price the Product was agreed to be produced by Seller or (ii) refuse to take delivery of the Shortfall.

Freight
Rates:      Seller will provide to Buyer, at no additional cost, any and all negotiated Norfolk Southern (“NS”) freight rates provided to Seller for destinations that Buyer desires to ship Product via railcars, subject to the consent of NS or availability of such freight rates to Buyer. However, Seller shall use its reasonable efforts to obtain such consent from NS or obtain such rates for Buyer. Additionally, Seller will provide written approval to NS, as well as take such other actions as reasonably required by Buyer or NS, to allow Buyer to request and obtain negotiated freight rates from NS.

Railcars:     Seller will load up to eight (8) railcars per calendar day during a six (6) day week, commencing Monday through Saturday. Seller may store up to one hundred fifty (150) railcars on Seller’s rail siding if required, at no cost to Buyer.

Bill of
Lading:      Seller will prepare a provisional Bill of Lading as railcars are loaded by Seller, each in the format supplied by Buyer. When Buyer provides shipping instructions to Seller, Seller will prepare an actual Bill of Lading in the format supplied by Buyer.

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING PURSUANT TO A REQUEST BY THE COMPANY FOR CONFIDENTIAL TREATMENT BY THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION FOR PURPOSES OF SUCH REQUEST.

Shipments:    Buyer will use reasonable efforts to provide Seller with at least twenty-four (24) hours notification, along with appropriate documentation, to schedule shipments in Buyer’s railcars and/or barges.

On a daily basis, Seller will provide Buyer with all of the current day’s shipping information (including copies of all Bills of Lading) by facsimile to Buyer, attention Kevin Flahive at (316) 828-4084. Seller will retain the original Bill of Lading.

Seller will be responsible for promptly notifying the railroad to pickup each railcar.

Invoice:      Seller will invoice Buyer for the total Quantity of Product loaded into Buyer’s railcars and/or barges during any given week. The term “week” shall mean Sunday through Saturday.

      The invoice Price for any week will be calculated pursuant to the formula in the section titled “Prices” above; provided, however, that the *** Index Price used to calculate the weekly price will be based on the month when the Product was to be produced by Seller as stated in the Quantity section. The Price will be accounted for on a first-in-first out (“FIFO”) basis. The following example illustrates the intentions of the Parties:

Example:
1)	Seller purchases specified quantity of gas to produce 6,000 short tons of Product during September 2006.
2)	September 2006 *** Index Price = *** per MMBtu.
3)	September 2006 UAN 32% Price = *** per short ton.
4)	Seller loads 4,000 short tons of Product during September 2006 with an invoice price of *** per short ton.
5)	Seller purchases specified quantity of gas to produce 6,000 short tons during October 2006.
6)	October 2006 *** Index Price = *** per MMBtu.
7)	October 2006UAN 32% Price = *** per short ton.
8)	Seller loads 8,000 short tons of Product during October 2006
a)	First 2,000 short tons = *** per short ton
b)	Next 6,000 short tons = *** per short ton

Payment:   Net five (5) days from invoice date. All payments will be made by wire transfer to an account designated by Seller in writing.

No Setoff:   Buyer waives the right to setoff and/or net any amounts that it owes to Seller under this Purchase Confirmation against any amount owed by Seller to Buyer under any other agreement. Seller waives the right to setoff and/or nets any amounts that it owes to Buyer under any other agreement against any amount owed by Buyer to Seller under this Purchase Confirmation

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING PURSUANT TO A REQUEST BY THE COMPANY FOR CONFIDENTIAL TREATMENT BY THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION FOR PURPOSES OF SUCH REQUEST.

Quality/
Quantity:   Quality will be based on the Product analysis at loading. Seller will provide to Buyer a Certificate of Analysis (“COA”) for each shipment of Product in the format supplied by Buyer. Seller’s Material Safety Data Sheet (“MSDS”) will be made available to Buyer for each shipment. In the event there is a discrepancy between the loaded Quality and discharge Quality, other then UAN with low nitrogen content as set forth in the Price section above, Buyer and Seller shall, in good faith, attempt to determine the cause of, and develop a solution to rectify, such discrepancy.

Quantity will be based on the actual measurement at loading as determined by Seller’s meter at Seller’s Facility. In the event there is a discrepancy between the loaded and discharge Quantity of Product, Buyer and Seller shall cooperate to determine the cause of, and develop a solution to rectify, such discrepancy.

Title and
Risk of Loss:   Title and risk of loss to the Product will transfer from Seller to Buyer as Product passes the inlet flange of Buyer’s railcars or barges, as applicable.

Buyout
Option:
If Buyer (i) provides Seller at least (30) days’ advance written notice of termination and (ii) pays seller an early termination fee of ***. Buyer may terminate the Purchase Confirmation at any time.

If Seller (i) provides Buyer at least (30) days’ advance written notice of such termination and (ii) pays Buyer an early termination fee of ***, Seller may terminate this Purchase Confirmation at any time; provided, (a) Seller shall continue to supply any quantity of Product to Buyer on or past the actual termination date for which Buyer has made firm forward sales commitments for supply of Product from Seller’s Facility on or before receipt of Seller’s termination notice as per the terms and conditions of this Purchase Confirmation and (b) if, after Seller terminates the Purchase Confirmation as set forth in this section, Seller desires to sell Product prior to June 30, 2006 (excluding any sales of Product set forth in subsections (i) and (ii) under the section titled “Exclusive Rights”), Seller shall have the obligation to offer Product to Buyer on the same terms and conditions as set for the in this Purchase Confirmation (including quantity) until June 30, 2006”

Prior
Agreement:    By execution of this Purchase Confirmation, the parties acknowledge that the Purchase Confirmation between Buyer and Seller dated June 27, 2005, as amended August 3rd, September 6th, October 9th, November 9th, December 5th, 2005, and January 6th, February 21st, and March 23rd, 2006, (“Prior Confirmation”) is hereby terminated, and Seller waives any right to the early termination fee under the Prior Confirmation as a result thereof.

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING PURSUANT TO A REQUEST BY THE COMPANY FOR CONFIDENTIAL TREATMENT BY THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION FOR PURPOSES OF SUCH REQUEST.

Terms and
Conditions:    All the terms and conditions of the General Terms and Conditions of Purchase are hereby incorporated into and made a part of this Purchase Confirmation as essential terms and conditions.

[signature page to follow]

PORTIONS OF THIS DOCUMENT HAVE BEEN OMITTED FROM THIS PUBLIC FILING PURSUANT TO A REQUEST BY THE COMPANY FOR CONFIDENTIAL TREATMENT BY THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION FOR PURPOSES OF SUCH REQUEST.

Cherokee Nitrogen Company    Koch Nitrogen Company,
as Seller       as Buyer

_____________________________   _________________________
Paul Rydlund, President            Todd B. Minnihan, Vice President

Attachment:
1)	General Terms and Conditions of Purchase

[SIGNATURE PAGE]

***INDICATES CERTAIN INFORMATION IN THIS DOCUMENT WHICH HAS BEEN OMITTED FROM THIS PUBLIC FILING PURSUANT TO A REQUEST BY THE COMPANY FOR CONFIDENTIAL TREATMENT BY THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION FOR PURPOSES OF SUCH REQUEST.